Exhibit 10.31
Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

FIFTH AMENDMENT
to
INDEFEASIBLE RIGHT OF USE AGREEMENT AND
MASTER SERVICE AGREEMENT
DARK FIBERS
By and Between
ZAYO GROUP, LLC
f/k/a AGL NETWORKS, LLC
And
tw telecom holdings inc.
(fka tw telecom of georgia l.p.
fka Time Warner Telecom of Georgia, L.P.)
DATED: December 16, 2005
National Metro Dark Fiber Agreement

This Fifth Amendment (the “5th Amendment”) to the Indefeasible Right of Use Agreement and Master Service Agreement Dark Fibers is by and between Zayo Group, LLC (“Zayo”) and tw telecom holdings inc. on behalf of itself and its Affiliates (“User”). As used herein, Zayo and User may be referred to, each, as a “Party,” and collectively, the “Parties.”

RECITALS

WHEREAS, User and Zayo previously entered into that certain Indefeasible Right of Use Agreement and Master Service Agreement Dark Fibers (“Agreement”) dated December 16, 2005, wherein the Parties defined the terms and conditions under which Zayo would provide User with certain indefeasible rights of use in User Dark Fibers in the Zayo System, all as is more specifically set forth in the Agreement; and
WHEREAS, User desires to enter into a national agreement to establish defined terms and conditions for User to obtain metropolitan dark fiber and related facilities along specific segments from Zayo; and
WHEREAS, Zayo desires to enter into such contract with User; and
WHEREAS, User and Zayo now mutually desire to amend the Agreement accordingly.
NOW THEREFORE, in consideration of the foregoing and for covenants, promises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, User and Zayo agree to amend the Agreement as follows:
1.    Intent.
a. This 5th Amendment is to define specific terms and conditions for User to order and Zayo to provide User Dark Fibers in certain metropolitan markets. Upon execution of this 5th Amendment, the Parties shall use commercially reasonable efforts to prepare and execute Service Orders for the initial User Dark Fibers identified in Exhibit B within sixty

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

(60) days, subject to any additional time that may be required to resolve issues the Parties are diligently working to resolve. This 5th Amendment shall apply only to the Service Orders described immediately above (together with the Option Fibers and ROFR Fibers identified in each such Service Orders and any Added Route Fibers ordered in accordance with Section 4 of this Amendment) for those metropolitan markets, route segments within each market, and related route mileage and fiber counts specifically identified in Exhibit B. The Parties shall enter into Service Orders in the template specified in Exhibit C for User Dark Fibers ordered in accordance with this Amendment.
b. User and Zayo and its Affiliates are party to various agreements, service orders, product orders, ..etc., under which Zayo and its Affiliates lease, license and/or grant an IRU to User for metro dark fibers (collectively “Metro Dark Fiber Agreements”). Where identified herein, this Amendment will provide the terms and conditions for some or all of the existing metro dark fiber and facilities ordered pursuant to the Metro Dark Fiber Agreements to be provided in accordance with the Agreement.
c. Notwithstanding Section 3.1 of the Agreement, the Parties intend that Zayo will grant User a lease, as defined by Colorado law (“Lease”), in the Service Orders under this 5th Amendment, and not an IRU. A Service Order shall not be construed to result in the transfer of title to any part of the User Dark Fiber to User or in the creation of a “security interest” within the meaning of Colorado law. Upon the expiration or termination of a Lease, all rights of User to use the relevant User Dark Fibers shall cease, all rights to the use of the User Dark Fibers shall revert to Zayo, and Zayo shall owe User no further duties, obligations or consideration. For purposes of the Service Orders under this 5th Amendment, wherever appropriate, the term “IRU” as specified in the Agreement shall refer to a “Lease”.
2.    Ordering and Delivery. The process by which User will order and Zayo will deliver the User Dark Fibers in Section 1a above is as follows:
a.    Commencing upon the Amendment Effective Date, User and Zayo will use commercially reasonable efforts to prepare and execute within 60 days the Service Orders necessary to provide User with the initial User Dark Fibers identified in Exhibit B and along the routes depicted in Exhibit A of this 5th Amendment (collectively “Initial Fibers”) subject to any additional time that may be required to resolve issues the Parties are diligently working to resolve. User will be allowed up to [***] Connecting Points across all markets to allow connectivity of User Media to the initial User Dark Fiber. Specific Connection Points to be identified in Exhibits B and C of the applicable Service Orders. The Parties acknowledge that the amount of Initial Fibers may be adjusted as mutually agreed based on the splicing configurations requested by User provided that such adjustment shall not result in a reduction of the Fiber Mileage associated with the Initial Fibers. Each metropolitan city will have a Service Order and each Service Order will list each segment (“Segment”) for that city, all as generally described in Exhibit A of this 5th Amendment. Each Service Order for the Initial Fibers shall be in the form described in Exhibit C of this 5th Amendment. No Service Order will have a Committed Delivery Date later than December 31, 2014.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

b.    Upon the Effective Date of a Service Order, Zayo will promptly commence all necessary work to complete the construction, splicing and acceptance testing of all Initial Fibers by the Committed Delivery Date. Notwithstanding the above, User understands and agrees that User will not have use of all Initial Fibers as of the Acceptance Date, but will follow the usage schedule as further described in Exhibit D (“Fiber Usage Ramp”). User shall notify Zayo if User desires to use additional Initial Fibers in excess of the Fiber Usage Ramp on one or more Segments, and thereafter User shall pay the full monthly Lease Fee for such Segment(s), User will continue doing so for the remainder of the Term and User will have use of all Initial Fibers on such Segment(s). In the event Zayo reasonably determines that User is using more Initial Fibers than specified by the Fiber Usage Ramp on one or more Segments without notifying Zayo in advance as provided in this Section 2b. above, then Zayo will immediately commence invoicing User for the full monthly Lease Fee for all Initial Fibers for such Segment(s), User will timely pay such invoices, User will continue doing so for the remainder of the Term, and User will have use of all Initial Fibers on the affected Segment(s) beginning on the date that User is responsible for the full monthly Lease Fee for the affected Segment(s). If, at any time, Zayo reasonably determines that User, without notifying Zayo in advance as provided in this Section above, is using more Initial Fibers than the applicable amount of Initial Fibers available to User as specified by the Fiber Usage Ramp on [***] of the total fiber miles specified in any Service Order, then Zayo will immediately commence invoicing User for the [***] Lease Fee for all Initial Fibers specified on such Service Order, and User will timely pay such invoices, User will continue doing so for the remainder of the Term, and User will have use of all Initial Fibers specified in the applicable Service Order beginning on the date that User is responsible for the full monthly Lease Fee for the affected Service Order. If, at any time, Zayo reasonably determines that User, without notifying Zayo in advance as provided above, is using more Initial Fibers than the applicable amount of Initial Fibers available to User as specified by the Fiber Usage Ramp on [***] of the total fiber miles associated with the Initial Fibers, then Zayo will immediately commence invoicing User for the [***] Lease Fee for all Initial Fibers, and User will timely pay such invoices, User will continue doing so for the remainder of the Term, User will continue doing so for the remainder of the Term, and User will have use of all Initial Fibers beginning on the date that User is responsible for the [***] Lease Fee.
c.    The Parties mutually acknowledge that Zayo’s fiber records could be in error on approximately [***]% of the Segments and such record errors could impact fiber availability. In addition, certain Segments have not been fully constructed as of the Amendment Effective Date and the availability of those Segments may be impacted by modifications to the construction plan. As such, the availability of the Initial Fibers and Option Fibers (collectively “Available Fibers”) is subject to a final verification during implementation of each metropolitan market and that fewer Available Fibers may be available for User than reflected in Exhibit B. Provided that User uses commercially reasonable efforts to prepare and execute Service Orders for the initial User Dark Fibers identified in Exhibit B within sixty (60) days of the Amendment Effective Date subject to any additional time that may be required to resolve issues the Parties are diligently working to resolve, Zayo shall use good faith efforts to not sell or lease dark fiber inventory after

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

the execution of this 5th Amendment, but prior to the execution of the Service Orders for the Initial Fibers, that reduces the Available Fibers specified in Exhibit B. Accordingly, due to lack of fiber availability, Zayo shall have the right to reduce the number of Available Fiber miles in one or more Segment(s) in a given Service Order (“Deselect”) by [***] in those metropolitan markets identified in Exhibit B with [***] or more Initial Fiber miles, or by [***] in those metropolitan markets identified in Exhibit B with less than [***] Initial Fiber fiber miles; provided however that in no event shall Zayo cumulatively Deselect more than [***] of the total Initial Fiber mileage, or more than [***] of the total Optional Fiber fiber mileage reflected in Exhibit B. Zayo will promptly notify User of the Deselect as soon as Zayo confirms the fiber availability for a Segment. Zayo will not be penalized in any way for a Deselect. Zayo will confirm to User in writing once it has identified all Deselect(s) applicable to a Service Order (“Deselect Notice”). User shall have twenty one (21) days after receipt of the Deselect Notice to notify Zayo in writing of any Segments and/or User Dark Fibers that, in User’s reasonable discretion, are materially and adversely impacted by the relevant Zayo Deselect/s (“User Deselect Notice”). For the avoidance of doubt, “materially and adversely impacted”, for purposes of this Section 2c, shall mean an interruption in fiber continuity, User’s inability to use User Dark Fibers as originally intended and/or adverse impact on User’s ability to use User Dark Fibers commercially. Unless otherwise agreed upon by the Parties, the affected Service Order shall be revised, without penalty to either Party, to reflect the reductions in Segments and/or User Dark Fibers specified in the applicable Deselect Notice and User Deselect Notices and to reflect the modified splicing configurations.
d.    Except as otherwise provided herein, the Parties mutually acknowledge that billing for a Service Order will occur upon the Acceptance Date of the last Segment in a Service Order. Notwithstanding the foregoing, Zayo will notify User if Zayo, despite making commercially reasonable good faith efforts, is unable to deliver one (1) or more Segments of a given Service Order in accordance with the applicable specifications, and the Parties will work together in good faith to identify the Segments and User Dark Fibers delivered in accordance with the applicable specifications that are not adversely impacted by such failure (“Non-Impacted User Dark Fibers”). Provided that Non-Impacted User Dark Fibers represent at least [***] of the fiber mileage specified in the applicable Service Order for Service Orders with [***] or more Initial Fiber miles, or represent at least [***] of the fiber mileage specified in the applicable Service Order for Service Orders with less than [***] fiber miles, Zayo may present a Completion Notice for the Non-Impacted User Dark Fibers and following User’s acceptance Zayo may begin(i) invoicing for the Service Order with respect to the accepted Non Impacted User Dark Fibers; (ii) Zayo will continue to make good faith efforts to complete the remaining Segments and/or negotiate in good faith with User to amend the Service Order to remove such Segments or identify alternate Segments (when agreement is reached between the Parties the Parties will execute an amendment to the Service Order to remove the remaining Segments and/or include the additional Segments); (iii) the initial Term of all User Dark Fibers specified in the Service Order will be twenty (20) years from the Acceptance Date of the Non-Impacted User Dark Fibers (iv) billing for any remaining Segments and any Segments and/or User Dark Fibers adversely impacted by such remaining Segments will begin upon the Acceptance Date of the remaining

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

Segments; and (v) the annual [***]percent ([***]%) escalator may commence on month [***] ([***]) from the date of acceptance of the Non-Impacted Segments. User may withhold its acceptance of a Service Order, in whole or in part, in the event Non-Impacted User Dark Fibers represent less that [***]% of the Segments and [***]% of route and fiber mileage specified in the applicable Service Order for Service Orders with [***] or more Initial Fiber miles, or represents less than [***]% of the Segments and [***]% of route and fiber mileage specified in the applicable Service Order for Service Orders with less than [***] Initial Fiber miles. Notwithstanding anything to the contrary, User Dark Fibers shall immediately be deemed Accepted, and billing shall immediately begin for all affected Segments, in the event that User utilizes the User Dark Fibers for any purpose other than testing prior to the Acceptance Date.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

3.    Option Fibers, Right of First Refusal, Purchase Commitment.
a.    For the initial [***] ([***]) months of the initial Term of a Service Order for the Initial Fibers for each of the metropolitan cities identified in Exhibit G (“F Markets”), User shall have the right to Lease additional dark fibers (“Option Fibers”) for each Segment Group as specified in the relevant Service Order. For the avoidance of doubt, User may only order Option Fibers in complete Segment Group configurations and must order all Segments of each Segment Group it is ordering, except in the case where (i) there are no remaining Option Fibers in one or more Segments in a Segment Group and in such case the lack of Option Fibers in such Segment(s) shall not restrict User’s ability to Lease Option Fibers in the remaining Segment(s), but no less than all the remaining Segments, within such Segment Group; and (ii) the Segment Group is identified as a “Single Segment Group” and in such case User may order such Option Fiber in single Segment configurations and is not required to order all Segments within the Single Segment Group. The specific maximum fiber count for the Option Fibers of each Segment is further described in Exhibit B (subject to modification as allowed in Section 2, herein). In the event that User desires to exercise this option for all or some of the Option Fibers for a Segment Group in an F Market, User will provide a written request to Zayo that includes the number of fibers requested (in no event less than 2 fibers in any Segment Group) and the Parties will execute a Service Order and Zayo will promptly deliver the requested Option Fibers in accordance with the testing and acceptance provisions set forth in this Agreement and the Option Fiber will become User Dark Fiber hereunder. For purposes of this 5th Amendment, “Segment Group” shall mean one or more Segments belonging to a specific Segment Group number as specified in Exhibit B.
b.    For the initial [***] ([***])months of the initial Term of a Service Order for the Initial Fibers for each of the metropolitan cities identified in Exhibit H (“T Markets”), User shall have the right to Lease Option Fibers for each Segment Group as specified in the relevant Service Order. For the avoidance of doubt, User may only order Option Fibers and ROFR Fibers in complete Segment Group configurations and must order all Segments of each Segment Group it is ordering, except in the case where (i) there are no remaining Option Fibers or ROFR Fibers in one or more Segments in a Segment Group and in such case the lack of Option Fibers or ROFR Fibers in such Segment(s) shall not restrict User’s ability to Lease Option Fibers or ROFR Fibers in the remaining Segment(s), but no less than all the remaining Segments, within such Segment Group; (ii) the Segment Group is identified as a “Single Segment Group” and in such case User may order such Option Fiber or ROFR Fiber in single Segment configurations and is not required to order all Segments within the Single Segment Group and (iii) User is Leasing ROFR Fibers in accordance with Sections 3c(ii) and 3c(iii) below and in such case User shall comply with the specifications contained in Sections 3c(ii) and 3c(iii) below. The specific maximum fiber count for the Option Fibers of each Segment is further described in Exhibit B (subject to modification as allowed in Section 2, herein). In the event that User desires to exercise this option for all or some of the Option Fibers for a Segment Group in a T Market, User will provide a written request to Zayo that includes the number of fibers requested (in no event less than 2 fibers in any Segment Group) and the Parties will use commercially reasonable efforts to prepare and execute a Service Order within fifteen (15) days thereafter subject to any additional time that may be required to resolve issues the Parties are diligently working to resolve. Upon execution of the Service Order, Zayo will promptly deliver

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

the requested Option Fibers in accordance with the testing and acceptance provisions set forth in this Agreement and the Option Fiber will become User Dark Fiber hereunder.
c.     For the period beginning on the expiration of the initial [***] ([***]) months of the initial Term of each Service Order for a T Market and ending on the expiration of the initial [***] of the initial Term (“RFR Term”), User shall have the right of first refusal as specified in this Section 3c to lease additional fibers located on each Segment Group in a T Market in an amount equal to the remaining Option Fibers for such Segment Group as further described in Exhibit B, less any Option Fibers previously leased to User in accordance with Section 3 b above (“ROFR Fibers”).
(i) During the RFR Term, User may exercise its right of first refusal for all or some of the ROFR Fibers in a Segment Group in a T Market by providing a written request to Zayo that includes the number of ROFR Fibers requested (in no event less than 2 fibers in any Segment Group). Thereafter, but based on the remaining amount of ROFR Fibers for such Segment Group that are available to User in accordance with this Section 3c , the Parties will use commercially reasonable efforts to prepare and execute a Service Order within [***] days thereafter subject to any additional time that may be required to resolve issues the Parties are diligently working to resolve and, after execution of a Service Order and Zayo will promptly deliver the requested ROFR Fibers in accordance with the testing and acceptance provisions set forth in this Agreement, the requested ROFR Fibers will become User Dark Fiber hereunder, and the amount of any remaining ROFR Fibers in the applicable Segments shall be reduced by the number of ROFR Fibers leased. For clarity, the ROFR Fibers shall refer only to the number of fibers in a Segment Group which are available for User to lease as ROFR Fibers hereunder and, notwithstanding anything herein to the contrary, none of the restrictions in this Section 3 (c) shall extend to any additional fibers that Zayo owns on that Segment Group. For example, if User has [***] Initial Fibers and [***] ROFR Fibers on a given Segment Group, but Zayo owns a [***] count fiber optic cable on that Segment Group, Zayo may without any restrictions, lease, license, sell, transfer, use or light up to [***] fibers on that Segment Group.
(ii) Zayo agrees that during the RFR Term, it will not lease, license, sell or otherwise transfer the ROFR Fibers until it complies with this Section 3(c)(ii). During the RFR Term, Zayo may notify User in the event that Zayo receives a bona fide opportunity from an unaffiliated third party that it is ready, willing and able to lease, license or purchase fibers in any Segment(s) in a T Market containing a balance of ROFR Fibers (“ROFR Notice”). If the ROFR Notice includes more than sixty route miles, Zayo shall provide User with reasonable supporting documentation that confirms the bona fide opportunity, provided that Zayo has the right to redact the name of the third party and any pricing information. If User desires to exercise its right of first refusal for the Segment(s) specified in the ROFR Notice, User will notify Zayo within [***] days of receipt of the ROFR Notice, and such notice will include the number of ROFR Fibers User is requesting (in no event less than [***] fibers in all Segments identified in the ROFR Notice) and the Parties will use commercially reasonable efforts to prepare and execute a Service Order within [***] days thereafter subject to any additional time that may be required to resolve issues the Parties are diligently working to resolve. Upon execution of a Service Order, Zayo will promptly deliver the

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

requested ROFR Fibers in accordance with the testing and acceptance provisions set forth in this Agreement, the requested ROFR Fibers will become User Dark Fiber hereunder, and any remaining ROFR Fibers not leased by User in the Segment(s) specified in the ROFR Notice shall no longer be available to User. If User does not exercise its right of first refusal for the dark fibers specified in an ROFR Notice within [***] days of receipt of the ROFR Notice and/or User earlier notifies Zayo that it desires to release the dark fibers specified in the ROFR Notice, then the amount of ROFR Fibers in the applicable Segments specified in the ROFR Notice will be reduced by the lesser of (i) amount of [***], or (ii) the amount of [***] in the applicable Segments specified in the ROFR Notice.
(iii) During the RFR Term, Zayo will not light the ROFR Fibers for its own use or utilize the ROFR fibers to provide lit services until it complies with this Section 3(c)(iii). If Zayo wishes to utilize any ROFR Fibers up to a maximum of [***] ([***]) dark fibers in any Segment(s) to provide lit services to Zayo’s customers or to light for its own use, it must notify User (“Lit Notice”). If User desires to exercise its right of first refusal for the Segment(s) specified in the Lit Notice, User will notify Zayo within [***] days of receipt of the Lit Notice, which notice includes the number of ROFR Fibers requested (in no event less than [***] fibers in any Segment) and the Parties will use commercially reasonable efforts to prepare and execute a Service Order within [***] days thereafter subject to any additional time that may be required to resolve issues the Parties are diligently working to resolve. Upon execution of a Service Order, Zayo will promptly deliver the requested ROFR Fibers in accordance with the testing and acceptance provisions set forth in this Agreement, the requested ROFR Fibers will become User Dark Fiber hereunder, and the amount of any remaining ROFR Fibers in the applicable Segments specified in the Lit Notice shall be reduced by the number of dark fibers leased by User. If User does not exercise its right of first refusal for the dark fibers specified in a Lit Notice within ten days of receipt of the Lit Notice and/or earlier notifies Zayo that it desires to release the dark fibers specified in the Lit Notice, Zayo may utilize the dark fibers specified in the Lit Notice for the purpose of providing lit services and/or light the ROFR Fibers for its own use and User’s right of first refusal for the Segment(s) specified in the Lit Notice shall be reduced by the number of dark fibers specified in the Lit Notice which shall not exceed [***] ([***]) fibers. Zayo may not submit a Lit Notice for a given Segment Group in a T Market more than [***] in any rolling [***] period.
d.    The Lease Fee for the Option Fibers and ROFR Fibers shall be determined in accordance with Section 7d below. In addition, User shall reimburse Zayo [***] for all required splicing, Splicing Reconfigurations and Demarcation Point connections for each Option Fiber Service Order and ROFR Fiber Service Order. There shall be no additional [***] for the Option Fibers or the ROFR Fibers. The Terms of each Service Order for the Option Fiber and ROFR Fiber shall, in User’s sole discretion, be either [***] years from the date of acceptance or coterminous with the Initial Fiber for the applicable metropolitan city. User shall identify the applicable term in its notice to Zayo when requesting Option Fibers or when it exercises its right of first refusal. For Option Fibers or ROFR Fibers with a [***] year term, User may, by notifying Zayo at any time prior to December 31, [***], convert the Term of all, but not less than all, such Option Fibers or ROFR Fibers with a [***] year Term to a Term that is coterminous with the Initial Fiber for the

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

applicable metropolitan city (“Conversion Option”). The Term of any Option Fibers or ROFR Fibers ordered by User after the Conversion Option shall be coterminous with the Initial Fiber for the applicable metropolitan city. In the event User does not exercise the Conversion Option, all Option Fibers and ROFR Fibers with a [***] year Term shall automatically terminate upon expiration of the relevant initial [***] year Term and shall not be eligible for any renewal Term.
e.    In the event Zayo fails to provide any Option Fibers or ROFR Fibers to User within the timelines specified below and such failure continues for an additional [***] days following written notice by Customer of Zayo’s failure to meet a delivery timeline (“Late Delivery Notice”), the monthly Lease Fee for the affected Segments under this 5th Amendment (which includes any Segments where Zayo delivered the requested Option Fibers and/or ROFR Fibers but User’s use of such Option Fibers and/or ROFR Fibers is materially restricted by Zayo’s failure to deliver Option Fibers and/or ROFR Fibers on another Segment) shall be reduced by [***] percent ([***]%) from the date of the missed delivery date for the applicable Option Fibers and/or ROFR Fibers until such time as Zayo has provided and User has in good faith Accepted the applicable Option Fibers and/or ROFR Fibers. Additionally, if Zayo fails to timely provide User the applicable Option Fibers and/or ROFR Fibers within [***] days following the Late Delivery Notice, User may, at its option (subject to the terms and provisions of the Underlying Rights), cure or correct such failure by constructing fibers equivalent to the applicable Option Fibers and/or ROFR Fibers in the Segments that lack Option Fibers and/or ROFR Fibers, utilizing a Zayo approved contractor, and Zayo shall reimburse User for [***]. If User exercises its option to cure such failure as provided immediately above, upon completion of such cure, the fibers constructed shall be owned by Zayo, the number of Option Fibers or ROFR Fibers originally requested by User in that Segment Group shall become User Dark Fibers under this Agreement at the applicable Lease Fees specified in Section 7 and the [***] percent ([***]%) reduction in Lease Fees shall cease. Notwithstanding the foregoing, and subject to Section 3f below, if Zayo’s failure to timely deliver Option Fibers or ROFR Fibers to User is caused by an Event of Force Majeure (including but not limited to any government moratoriums and permitting delays not caused by Zayo’s actions or omissions), Zayo’s obligation to deliver such Option Fibers or ROFR Fibers to User shall be extended for the duration of the Event of Force Majeure.
Zayo shall, within 30 days following the date that a Service Order is fully executed for any Option Fibers or ROFR Fibers, apply for all permits, licenses or other permissions required to access or complete any required splicing (collectively “Access Permits”). Zayo shall provide an acceptable Completion Notice for any Option Fibers or ROFR Fibers to User within the following timelines following receipt of the relevant Access Permits and based on the Route Miles associated with the Option Fibers or ROFR Fibers as further identified below:

Route Miles	Days following receipt of Access Permits
[***]	[***]
[***]	[***]
[***]	[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

f.    In the event Zayo fails to provide an acceptable Completion Notice for any Option Fibers or ROFR Fibers to User within the timelines specified in Section 3 (e) above, and such failure to provide is due to an Event of Force Majeure as specified in Section 3 e above, but Zayo is able to provide dark fiber or lit services that meets Zayo’s fiber specifications for other customers along the same fiber path and cable impacted by the Event of Force Majeure, then the Event of Force Majeure shall not excuse Zayo’s obligations to provide the applicable Option Fibers or ROFR Fibers and the provisions of Section 3e above shall apply. Notwithstanding the above, Zayo’s inability to provide the fiber due to its inability to access the fiber or any related access points caused by an Event of Force Majeure through no fault of Zayo (including but not limited to any government moratoriums and permitting delays not directly caused by Zayo’s negligent actions or omissions) shall not trigger the penalties set forth in Section 3.e regardless of the provisioning of dark fiber or lit services to other Zayo customers.
g.     User agrees to Lease the minimum amount of Option Fibers and/or ROFR Fibers as identified below, in accordance with the terms of this Section 3 by each milestone date as specified in the tables below (cumulatively “Purchase Commitment”):

Milestone Date	Cumulative Option Fibers and
ROFR Fibers Leased

[***] months after 5th Amendment Effective Date	[***] Fiber Miles;
[***] months after 5th Amendment Effective Date	[***] Fiber Miles;
[***] months after 5th Amendment Effective Date	[***] Fiber Miles;
[***] months after 5th Amendment Effective Date	[***] Fiber Miles.
If User fails to lease the required amount of Option Fibers and/or ROFR Fibers by a Milestone Date, Zayo may begin billing User the Lease Fee each month for the difference between the total combined Option Fibers and ROFR Fibers leased by that Milestone Date and the applicable Purchase Commitment amount at the pricing contained in Section 7d (“Shortfall Charge”) until such time that User has met its Purchase Commitment. User’s failure to meet the Purchase Commitment by the applicable Milestone Date shall be reduced proportionately to the extent that any such failure is caused by Zayo’s failure to provide ordered Segments in accordance with the timelines set forth in Section 3(e) above.

FOR EXAMPLE: IF USER HAS LEASED A TOTAL OF [***] FIBER MILES OF OPTION FIBERS AND ROFR FIBERS BETWEEN THE 5TH AMENDMENT EFFECTIVE DATE AND THE [***] MONTH MILESTONE DATE, BEGINNING ON THE [***] MONTH FROM THE 5TH AMENDMENT EFFECTIVE DATE THE SHORTFALL CHARGE PAYABLE BY USER SHALL EQUAL TO $[***] ($[***] X 1,000 FIBER MILES).
h.    All notices given in accordance with this Section 3 shall be (a) in writing, (b) effective on the first business day following the date of receipt, and (c) delivered by one of the following means: (i) by prepaid, overnight package delivery or courier service, return receipt requested; or

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

(ii) by the United States Postal Service, first class, certified mail, return receipt requested, postage prepaid. All notices given under this Section 3 shall be addressed as follows:

USER:	tw telecom holdings inc.
10475 Park Meadows Drive
Littleton, CO 80124
ATTN: Procurement Contracts Administrator

With a copy to:	General Counsel
tw telecom holdings inc.
10475 Park Meadows Drive
Littleton, CO 80124

With a copy to:	VP Construction/Logistics/Strategy
10350 Park Meadows Drive
Littleton, CO 80124

Zayo:	General Counsel
Zayo Group, LLC
1805 29th Street, Suite 2050
Boulder, CO 80301

With a copy to:	TW Telecom Sales Account Manager
Zayo Group, LLC
1805 29th Street, Suite 2050
Boulder, Co 80301
4.    Added Route Fibers.     User shall have an option to acquire additional User Dark Fibers for Eligible Segment(s), as defined below, in Zayo’s System located in each of the metropolitan cities identified in Exhibit B (collectively “Added Route Fibers”) as follows:
a.    For the initial [***] ([***]) month period beginning on the Amendment Effective Date, User shall have the right to request a Lease in additional User Dark Fibers for potential Eligible Segment(s) located within the metropolitan cities identified in Exhibit B. In the event that User desires to exercise this option on one or more occasions during the [***] ([***]) month period specified above, User will provide a written request to Zayo specifying the proposed User Route where User desires to lease additional User Dark Fibers (“Added Route Fiber Notice”). Within [***] days of receipt of an Added Route Fiber Notice, Zayo will inform User in writing which portions of the requested User Route and User Dark Fibers specified in the Added Route Fiber Notice are Eligible Segment(s) (where eligibility qualifications are further described in Section 4 c. below) and identify total User Dark Fiber net availability, if any, within such Eligible Segments up to a maximum of [***] fibers

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

(“Eligible Segment Notice”). User shall have [***] days after receipt of the Eligible Segment Notice to notify Zayo of its desire to Lease a specified amount of User Dark Fibers contained in the Eligible Segment Notice in one or more of the Eligible Segment(s) specified in the Added Route Fiber Notice (“Added Eligible Segment Notice”). Thereafter, the Parties will amend the Service Order for the applicable metropolitan city to add the User Dark Fibers specified in the Added Eligible Segment Notice at the same rates and terms applicable to the Initial Fibers.
b.    The Term of a Service Order amended by Added Route Fibers will commence in accordance with its terms irrespective of the delivery of the Added Route Fibers (i.e. acceptance of the Added Route Fibers will not delay billing of the Service Order), and the applicable Lease and Maintenance Fee will increase proportionately as the Added Route Fibers are accepted in accordance with the Agreement.
c.    “Eligible Segment” is a Segment in Zayo’s System that contains [***] ([***]) or more unused dark fibers as of the date of Zayo’s receipt of the applicable Added Route Fiber Notice, and is not committed to another purpose, subject to a pending transaction with another party, or subject to additional other considerations including, but not limited to, fiber demand, reserved fiber, physical constraints, and additional construction requirements. Additionally, the total Route Miles in the Eligible Segments leased by Zayo to User shall be no more than a maximum of [***] ([***]) Route Miles.
5.    Laterals. User may request Lateral Spurs to existing Zayo on-net buildings from the Initial Fibers, ROFR Fibers and the Option Fibers of each Segment. Upon receipt of the request for such Lateral Spurs, Zayo shall review availability and either accept or reject the request, in Zayo’s sole discretion. In the event Zayo accepts the request, the Parties shall mutually agree to and execute a Service Order. For the avoidance of doubt, the User Requirements provision as further described in the Service Order template shall always be a provision in any Lateral Spur Service Orders.
6.    Future Splicing Reconfigurations. Notwithstanding anything to the contrary contained in the Agreement or any amendment, addendum, Service Order or other document associated with or relating to the Agreement, both Parties agree that, with respect to the User Dark Fibers in Service Orders and Metro Service Orders under this 5th Amendment, User shall have the same connection rights as set forth under Section 9 of the Agreement. Subject to the provisions of Section 9 of the Agreement, User may request that Zayo connect and tie in [***] with the User Dark Fibers provided in the Service Orders under this 5th Amendment.
In addition, with respect to the User Dark Fibers in Service Orders under this 5th Amendment, the Parties acknowledge that Splicing Reconfigurations, solely at existing Connecting Points and Zayo’s splice enclosures containing User Dark Fiber of said Service Order, may be requested by User and hereby agree to the following intervals and charges:
a.Zayo will accept requests for Splicing Reconfigurations within [***] ([***]) days of receipt and, if no material Zayo facility modifications are required necessitating a revision to the Splicing Reconfiguration, will complete such splicing within [***] ([***])

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

business days of such request. For purposes of this Section 6, each “Splicing Reconfiguration” shall mean a change of splicing within a single existing Connecting Point.
b.If a revision to the initial requested Splicing Reconfiguration is deemed necessary by Zayo (for reasons including, but not limited to, physical constraints, access requirements or new Zayo equipment or other work required to complete the requested Splicing Reconfiguration), Zayo will revise such request within [***] ([***]) days of receipt and will further notify User of the additional Costs that User must pay Zayo to complete the requested Splicing Reconfiguration. User shall review such Costs and notify Zayo of its acceptance or rejection of such additional Costs. If User agrees to pay such additional Costs, Zayo will complete such work within [***] ([***]) business days of User’s written acceptance of the revised Splicing Reconfiguration.
c.In the event Zayo is not reasonably able to complete the Splicing Reconfiguration as specified in Sections 6 a. and b. above within [***] ([***]) days, then Zayo will use good faith efforts to complete such request in a commercially reasonable expedited and continuous timeframe.
d.Zayo will invoice User Splicing Reconfigurations at the rates specified in Exhibit I and such invoice shall be payable in accordance with the Agreement.
e.User acknowledges that the above delivery intervals may be impacted by circumstances beyond the control of Zayo including, but not limited to, permit processing delays and moratoriums. In such event, Zayo will not be in breach of the above intervals so long as Zayo is making continuous commercially reasonable good faith efforts to obtain such permits or otherwise move forward with the permitting and splicing process.

7.    Pricing. Upon execution of this 5th Amendment, the Parties shall use commercially reasonable efforts to prepare and execute Service Orders for the Initial Fibers described in Exhibit B within sixty (60) days. The pricing set forth in this Section 7 shall apply only to the Service Orders described immediately above (together with the Option Fibers and ROFR Fibers and Added Route Fibers ordered in accordance with Section 4 of this 5th Amendment) for those metropolitan markets, route segments within each market, and related route mileage and fiber counts specifically identified in Exhibit B.
a.    The Lease Fee for Initial Fibers, Option Fibers and Added Route Fibers shall be a monthly recurring rate of $[***]/per fiber mile/per month. “Fiber mile” as used in this 5th Amendment shall mean, with respect to any applicable Service Order, the product of Route Miles multiplied by the User Dark Fiber count within said route. “Route Miles” as used in this 5th Amendment shall mean, with respect to any applicable Service Order, the Parties' determination of total linear miles for the User Route, as agreed to by the Parties and set forth in a Service Order (which shall be fixed and not subject to change during the Term).

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

b.    The annual Maintenance Fee in each Service Order shall be calculated at the rate of $[***]/per Route Mile/per year for all Segments ordered thereunder. For the avoidance of doubt, the Maintenance Fee shall be calculated based [***]; meaning that [***] when User accepts any additional Initial Fibers, Option Fibers, ROFR Fibers or Added Route Fibers on a Segment which User is already being charged a Maintenance Fee for Initial Fibers.
c.    The monthly Lease Fee and the Maintenance Fee for Initial Fibers and Added Route Fibers may be adjusted by Zayo annually beginning with [***] month of the Term. Such adjustment shall be a [***] percent ([***]%) increase of the applicable Lease Fee and Maintenance Fee from the previous year and, if exercised, shall be made at twelve month increments for the remainder of the Term. For the avoidance of doubt, any Added Route Fibers ordered by User shall be coterminous with the Initial Fibers and shall be subject to the above [***] percent ([***]%) annual increase beginning in month [***] ([***]) of the Term of the Initial Fibers, regardless of when they were ordered and accepted.
d.    The Lease Fee for Option Fibers and ROFR Fibers shall be a monthly recurring rate of $[***]/per fiber mile/per month and may be adjusted by Zayo annually beginning on the [***] month following the 5th Amendment Effective Date. Such adjustment shall be a [***] percent ([***]%) increase of the applicable Lease Fee from the previous year and, if exercised, shall be made at twelve month increments for the remainder of the Term. For the avoidance of doubt, except as otherwise specified herein, any Option Fibers and ROFR Fibers ordered by User shall be coterminous with the Initial Fibers and shall be subject to the above [***] percent ([***]%) annual increase regardless of when they were ordered and accepted.
e.    Pricing for the Lateral Spurs under this 5th Amendment shall be as follows. Unless otherwise specified in a Service Order, pricing for the Lateral Spurs are [***] at any time during the Term. For clarity, none of the Initial Fibers, Option Fibers, ROFR or Added Route Fibers shall be Lateral Spurs (regardless of configuration):

(i.)	Single Lateral Spur (two fibers):	$[***] MRC, $[***]NRC
	Additional two (2) fiber increments:	$[***] MRC
(Add $[***] NRC if augmenting initial Lateral Spur at a later date)

(ii.)	Dual Lateral Spur (2 fibers each entry):	$[***] MRC, $[***] NRC
	Additional two (2) fiber increments to both entries:	$[***] MRC
(Add $[***] NRC if augmenting initial Lateral Spur at a later date)
f.    "F & R Fees" shall mean recurring franchise fees and rights of way fees imposed upon the Zayo System following the Acceptance Date, or any part thereof, or upon the User Dark Fibers, or any part thereof, by any state or local government or other authority (collectively “Grantor”), and that are based on the amount of rights-of-way being used and are not based on Zayo’s revenues or the use of the Grantor facilities. In addition to the Lease Fee, Maintenance Fee

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

and other charges pursuant to this 5th Amendment, User shall pay amounts equal to its [***] of any F&R Fees. User’s “proportionate share”, as such term is used in this Section 7(f), shall be allocated based on the ratio to which the number of User Dark Fibers bears to the total number of fibers within the affected portion of the Zayo System.
8.    Payment.
a.    Upon the Amendment Effective Date of this 5th Amendment, Zayo will invoice and user will pay in accordance with the Agreement a nonrecurring charge of [***] Dollars and No/100 ($[***]) which shall be payable by User by [***].
b.    The monthly recurring Lease Fee for each Service Order representing the Initial Fibers shall be phased in as follows, subject to Section 2.d:
(i).    Zayo shall begin invoicing for [***] percent ([***]%) of the Lease Fee as calculated based on the above pricing upon the Acceptance Date of the Service Order.
(ii).    Beginning in the [***] of the Term of the Service Order, Zayo shall begin invoicing for [***] ([***]%) of the Lease Fee as calculated based on the above pricing.
(iii).    Beginning in the [***] of the Term of the Service Order, Zayo shall begin invoicing for [***] percent ([***]%) of the Lease Fee as calculated based on the above pricing.
(iv.)    Beginning in the [***] of the Term of the Service Order, Zayo shall begin invoicing for one-hundred percent (100%) of the Lease Fee as calculated based on the above pricing.
c.    The monthly recurring Maintenance Fee shall be invoiced beginning with the Acceptance Date of the Initial Fibers for each applicable Service Order. No additional Maintenance Fee shall be charged in [***] of the Term when User accesses the additional Initial Fibers or in the event User orders Option Fibers or ROFR Fibers. The Lateral Spurs shall not be subject to a [***].
d.    Except as otherwise specified herein or in a Service Order, nonrecurring charges shall be invoiced upon the Acceptance Date of the Service Order.
9.    Term.
a.    Except as otherwise specified herein, the initial Term of each Service Order for the Initial Fibers shall commence upon the Acceptance Date of the last Segment in a given Service Order and shall continue for twenty (20) years (“Initial Term”). Except as otherwise specified herein, the Term of any Option Fibers, ROFR Fiber or Added Route Fibers shall be coterminous with the Term of the Initial Fibers in that market. Unless User provides Zayo with at least one hundred an eighty (180) days written notice prior to the end

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

of the Initial Term of its desire not to renew the Term, the Term of the Service Order shall automatically renewal for a new ten (10) year period at the then current Lease Fee and Maintenance Fee (“First Renewal Term”). Unless User provides Zayo with at least one hundred eighty (180) days written notice prior to the expiration of the First Renewal Term of its desire not to renew the Term, the Term of the Service Order shall automatically renew for a new ten (10) year period at the then current Lease Fee and Maintenance Fee (“Second Renewal Term”). Thereafter, the Term shall automatically renew for one (1) year annual periods (“One Year Renewal Terms”) unless either party terminates with three hundred sixty (360) days prior written notice. The Initial Term, together with the First Renewal Term, the Second Renewal Term and the One Year Renewal Terms, are collectively referred to as “Term.”
b.    The initial Term of the Lateral Spurs ordered by User shall be three (3) years from the Acceptance Date (“Initial Term”) and thereafter shall automatically renew for up to seven successive one (1) year annual periods (“One Year Renewal Terms”) unless terminated by User within sixty (60) days of the expiration of the Initial Term or applicable One Year Renewal Term. Unless earlier terminated as provided herein, upon expiration of the 7th One Year Renewal Term, the term of a Lateral Spur automatically renews for 12 month periods (“Auto Renewal Term”) until terminated by either Party with not less than one hundred and eighty (180) days prior written notice. The Initial Term, together with the One Year Renewal Terms and Auto Renewal Terms, are collectively referred to as “Term”.
10.    Migration Option.
a. User shall have the right, to be exercised in User’s sole discretion, to migrate any or all of the dark fibers and associated facilities, in the Metro Dark Fiber Agreements identified as “Pending” in the Migration Status column specified in Exhibits D and E and to replace said Metro Dark Fiber Agreements with new Service Orders under this Agreement, all in accordance with the terms specified in this Section 10 (“Migration Option”). By November 15, 2013, User shall notify Zayo which of the aforesaid Metro Dark Fiber Agreements User desires to include in the Migration Option, and for each, indicate in accordance with the terms below if it is “Migrate only”, “Migrate (re-term only)” or “Migrate (re-term & re-price)” (“Migration Notice”).
b. The Parties agree the Migration Option is deemed exercised for the dark fibers, and associated facilities, in the Metro Dark Fiber Agreements identified as “Migrate only”, “Migrate (re-term only)”, and “Migrate (re-term & re-price)”, in the Migration Status column in Exhibits D and E.
c.    The Parties shall prepare Metro Service Orders pursuant to this 5th Amendment to migrate the Metro Dark Fiber Agreements included in the Migration Option in accordance with the following principles (collectively “Metro Service Orders”): (1) a single Metro Service Order will be utilized for each applicable Metro Dark Fiber Agreement which will identify the various User Dark Fibers and associated facilities, Routes and Connecting Points for that Metro Dark Fiber Agreement, (2) the Metro Service Order shall be in the form described in Exhibit C-2 (3) no NRCs shall apply and (4) except as specified

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

in Sections 10(c)(i) and 10 (c)(ii) below, the pricing and committed term, including renewals, shall be the same as the applicable pricing and remaining committed term as in effect for the applicable Metro Dark Fiber Agreement immediately prior to execution of the Metro Service Order. The Parties shall each use commercially reasonable efforts to enter into Metro Service Orders for the Metro Dark Fiber Agreements included in the Migration Option by December 15, 2013. Upon execution of the Metro Service Orders, the User Dark Fibers and associated facilities specified in such Metro Services Orders shall be provided in accordance with the Agreement and the corresponding Metro Dark Fiber Agreements shall immediately terminate. For the avoidance of doubt, none of the Metro Dark Fiber Agreements are eligible for the Option Fibers or ROFR Fibers as further described in Section 3 of this 5th Amendment.
i.    For the Metro Dark Fiber Agreements with [***] years or less remaining in the applicable current term as of the Amendment Effective Date identified as “Migrate (re-term & re-price)” in the Migration Status column of Exhibit D, and at User’s sole discretion, any Metro Dark Fiber Agreement with five (5) years or less remaining in the applicable current term as of the Amendment Effective Date and identified as “Migrate (re-term & re-price)” in a Migration Notice, such Metro Dark Fiber Agreements shall be re-termed to a twenty (20) year Term commencing upon the execution of the Metro Service Order, shall have the Term renewals as further described in Section 9 a. of this 5th Amendment, shall be repriced according to the pricing terms in [***] and such repricing shall be effective as of [***].
ii.    For the Metro Dark Fiber Agreements identified as “Migrate (re-term only)” in the Migration Status column of Exhibits D and E, and at User’s sole discretion, any Metro Dark Fiber Agreement identified as “Migrate (re-term only)” in a Migration Notice, such Metro Dark Fiber Agreements shall be re-termed to a twenty (20) year Term commencing upon execution of the Metro Service Order and receive the Term renewals as further described in Section 9 a. of this 5th Amendment.
d.    For the avoidance of doubt, none of the Metro Dark Fiber Agreements are eligible for the Option Fibers or ROFR Fibers as further described in Section 3 of this 5th Amendment and no Metro Dark Fiber Agreements with more than [***] years remaining in the applicable current term as of the Amendment Effective Date may be repriced in accordance with 10(c)(i) above.
11.    Relocations. The terms and conditions for User’s right to elect not to participate in a relocation other than Voluntary Relocations (“Involuntary Relocation”), as further described in Section 11.3 of the Agreement, are hereby revised to be understood that User must participate in an Involuntary Relocation when (i) Segments being relocated were originally constructed by Zayo specifically for User and said construction occurred following execution of an agreement granting User dark fibers in said Segment, or (ii) User’s share of the Costs (as described in Section 11.4 of the Agreement) is less than or equal to [***] dollars and no/100 dollars ($[***]). For the avoidance of doubt, in the event User’s share of the Costs (as described in Section 11.4 of the Agreement) for an Involuntary Relocation is greater than $[***], then User shall have the option to either participate

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

or not participate in such Involuntary Relocation as specified in Section 11.4. Zayo’s invoicing for Involuntary Relocations will be in accordance with Section 11.4 of the Agreement and shall describe the scope of work, Cost of work (upon request Zayo will provide supporting documentation of all such Costs), and detail all calculations used in obtaining the User’s share of the Costs. For the avoidance of doubt, Section 11.3 as amended herein, shall apply to all Service Orders subject to the Agreement.
12.    Portability and Zayo Construction Option.

a. The Parties previously entered into Service Order 2 – San Francisco – San Jose, Zayo Service Order Number 373533 (“Service Order 2”). Effective on the Acceptance Date of the last Segment in the Service Order for the Initial Fibers located in the San Jose Market, Service Order 2 shall be repriced in accordance with the provisions of Section 7 (a), (b) and (c).

b. User may, within [***] from the 5th Amendment Effective Date (“SLROFR Period”) desire to construct or otherwise obtain from a third party up to [***] dark fibers along the route specified in Exhibit J (“Salt Lake Route”). For the SLROFR Period, User shall grant Zayo a right of first refusal (“SLROFR”) to provide the Salt Lake Route for User at the lesser of Zayo’s Costs or $[***] (“SLR NRC”). User agrees that during the SLROFR Period, it will not construct or obtain from a third party the Salt Lake Route unless it complies with this Section 12b. During the SLROFR Period, User will notify Zayo in the event that User desires to construct or obtain from a third party the Salt Lake Route (“SLROFR Notice”). If Zayo desires to exercise its SLROFR, Zayo will notify User within [***] days of receipt of the SLROFR Notice of its desire to provide to User the Salt Lake Route within [***] days for the SLR NRC. If Zayo exercises the SLROFR, the Parties will enter into a Service Order with a Committed Delivery Date of [***] days from the SLROFR Notice. Upon completion of the Salt Lake Route, the applicable dark fibers in the Salt Lake Route shall become User Dark Fibers under the Agreement with the term and renewal terms specified in Section 9a and a monthly recurring Maintenance Fee in accordance with Section 8c provided that, in consideration of the SLR NRC, no Lease Fees shall apply to such Salt Lake Route for the duration of its Term. If Zayo does not exercise its right of first refusal within [***] days of receipt of the SLROFR Notice, Zayo’s SFROFR expires and User may construct or obtain from a third party the Salt Lake Route without utilizing Zayo.

13.    Fiber Specifications and Performance. All User Dark Fibers provided under this 5th Amendment will perform according to the fiber specifications as further described in the “Testing and Acceptance of User Dark Fibers” section of the Service Order template of Exhibit B to this 5th Amendment and Exhibits A and C of the Agreement, and shall meet or exceed all such specifications for [***] of the respective Service Order.
14.    Deliverables. Within ninety (90) days of the Acceptance Date for a given Service Order, Zayo will provide User with a CD ROM to include the associated OSPInSight databases for all User Dark Fibers hereunder. The OSPInSight database files will include all associated MapInfo database layers needed for a complete and working OSPInSight database, including but not limited to; Segment numbering, manhole locations and numbers, splice locations, fiber assignments, and fiber counts. The Parties mutually acknowledge that situations may occur where such a delivery

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

timeframe may reasonably need to be extended, and agree to work together to finalize such deliverables as soon as commercially reasonable.
15.    Restatement of Section 1.1. Section1.1 of the Agreement is hereby amended by adding a definition of “Connecting Points” and replacing the definition of “Costs” as specified below:
“Connecting Point” shall mean a splice location at a Zayo fiber distribution panel, or collocation facility, and Manholes, Handholes or serving Manholes.
"Costs" shall mean actual, direct costs paid or payable in accordance with the established accounting procedures generally used by Zayo and which Zayo utilizes in billing third parties for reimbursable projects, including the following: (i) internal labor costs (including wages, salaries and benefits) and overhead allocable to such labor costs, and (ii) other direct costs and out‑of‑pocket expenses on a pass‑through basis (e.g., equipment, materials, supplies, contract services, etc.); and (iii) a management fee equal to [***] of all such costs.

16.     Section 4.7 of the Agreement. The following Section 4.7 is hereby added to the Agreement:
“4.7. If Zayo fails to pay User amounts due hereunder, including, without limitation, any credits or liquidated damages payable hereunder (collectively “Non-Performed Obligations”), User may set-off against future Lease Fees payable hereunder. Any such set-off in good faith of any future Lease Fee shall not result in a breach of this Agreement or any related agreement provided that the Zayo shall have the right to recover any future Lease Fees that were improperly set-off. Zayo acknowledges and agrees that User shall have the right to setoff the amount of the Non-Performed Obligations notwithstanding the commencement any insolvency proceeding, relief under Title 11 of the United States Code or the application of the automatic stay contained in 11 U.S.C. § 362.”
17.    Section 9.1 of the Agreement. The first sentence of Section 9.1 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Zayo agrees that it will connect User’s fiber optic cable, fiber optic strands or other compatible transmission media (“User Media”) with the User Dark Fibers at Connecting Points.”
18.    Section 9.3 of the Agreement. The first two sentences of Section 9.3 of the Agreement are hereby deleted and replaced with the following:
“During the Term User may request Zayo to perform work on the User Dark Fiber, Connecting Points and related facilities. Zayo will perform such work under the following terms and conditions:”
19.    Section 11.6 of the Agreement. The following Section 11.6 is hereby added to the Agreement:

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

“Section 11.6. Notwithstanding anything to the contrary Sections 10 and 11 of the Agreement, to the extent that any Involuntary Relocation, Non Routine Maintenance and/or F&R Fee relates to (i) work necessitated by User's negligence or willful misconduct, (ii) User's elective maintenance or repair requests, or (c) work performed on User Dark Fiber where the System Route was specifically constructed by Zayo at User’s requests, User shall pay and reimburse Zayo for one hundred percent (100%) of all Costs incurred by Zayo in connection with such non Routine Maintenance, within thirty (30) days of User's receipt of Zayo's invoice therefore.”
20.    Section 12.3 of the Agreement. The first sentence of Section 12.3 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Subject to the limitations set forth in this Agreement and to the restrictions set forth in the Underlying Rights, User shall use the User Dark Fibers and the Associated Property solely for lawful purposes.”
21.     Section 13 of the Agreement. Section 13 of the Agreement is hereby deleted in its entirety and replaced with the following Section 13:
“Section 13. Indemnity
13.1 Zayo hereby agrees to indemnify, defend, protect and hold harmless User and its Affiliates, and their employees, officers, directors and agents (the "User Indemnified Persons"), from and against, and assumes liability for all demands, suits, actions, damages, claims, losses, fines, judgments, costs and expenses (including reasonable attorneys', accountants' and experts' fees and disbursements) of any character (“Claims”) (a) suffered or incurred by the User Indemnified Persons or any of them because of the death of any Person, or any bodily injuries or damage received or sustained by any Persons or tangible property to the extent arising on account of the negligent acts or omissions, of Zayo in the construction of the Zayo System and/or in the performance or non–performance of its obligations or exercise of its rights under this Agreement, including any material violation by Zayo of any regulation, rule, statute or court order of any governmental authority applicable thereto; (b) suffered or incurred by User Indemnified Persons or any of them to the extent arising out of Zayo’s failure to obtain and maintain the Underlying Rights as required by this Agreement and/or Zayo’s violation of the Underlying Rights; (c) under the workers compensation laws asserted by any employee of Zayo or its agents, contractors, customers or any other Person providing goods or services for or on behalf of any of the foregoing in connection with this Agreement suffered or incurred by the User Indemnified Persons or any of them; or (d) suffered or incurred by User Indemnified Persons or any of them to the extent arising out of, caused by, related to or based upon an allegation that the User Dark Fibers, as provided by Zayo, violate third party intellectual property rights. Zayo’s indemnification obligations hereunder shall not be applicable to any Claims to the extent caused by, arising out of or in connection with the negligence, intentional acts or omissions or misconduct of the User Indemnified Persons or any of them.
13.2     User hereby agrees to indemnify, defend, protect and hold harmless Zayo and its Affiliates, and their employees, officers, directors and agents (the "Zayo Indemnified Persons"), from and against, and assumes liability for all Claims (as defined in Section 13.1) (a) suffered or incurred by the Zayo Indemnified Persons or any of them because of the death of any Person, or

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

any bodily injuries or damage received or sustained by any Persons or tangible property (including without limitation, the Zayo System) to the extent arising on account of the negligent acts or omissions, of User in the performance or non performance of its obligations or exercise of its rights under this Agreement, including any violation by User of any Underlying Rights Requirements or any regulation, rule, statute or court order of any governmental authority applicable thereto (b) under the workers compensation laws asserted by any employee of User, or its agents, contractors, customers or any other Person providing goods or services to any of the foregoing in connection with this Agreement, and suffered or incurred by the Zayo Indemnified Persons or any of them; (c) suffered or incurred by Zayo Indemnified Persons or any of them to the extent arising out of, caused by, related to or based upon a contractual or other relationship between such claiming party and User as it relates to the User Dark Fibers, the User Equipment, the Underlying Rights Requirements or this Agreement, including any claim for interruption of service or in respect of service quality. User’s indemnification obligations hereunder shall not be applicable to any Claims to the extent caused by the negligence, intentional acts or omissions or misconduct of Zayo Indemnified Persons or any of them.
13.3    Zayo is not obligated to indemnify User, and User shall defend and indemnify Zayo hereunder, for any claims by any third party, including End User Customers, to the extent arising from services provided by User that incorporate any of the User Dark Fibers (“User Services”) including but not limited to (a) violation of any applicable law by End User Customers; (b) termination or suspension of User’s Services use of the User Dark Fibers due to a User Default; or (c) claims by a third party, including without limitation End User Customers, arising out of or related to the use or misuse of any User Service.
13.4    Any Party seeking indemnification hereunder ("Indemnitee") shall promptly notify the Party from whom indemnification is sought (“Indemnitor”) of the nature and amount of such claim and the method and means proposed by the Indemnitee for defending or satisfying such claim. The Indemnitor shall in good faith consult with the Indemnitee respecting the defense and satisfaction of such claim, including the selection of and direction to legal counsel, but the Indemnitor shall have the right to control the defense. The Indemnitee shall cooperate with Indemnitor in the conduct of the defense and neither Party shall pay or settle any such claim without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed. In the event that the Indemnitee refuses to accept a settlement recommended by Indemnitor, and which Indemnitor is willing to pay in full, then after reasonable advance written notice to Indemnitee, Indemnitor shall be released from its indemnification and defense obligation.
13.5    Subject to Sections 13.6 and 13.7, nothing contained herein shall operate as a limitation on the right of either Party hereto to bring an action for damages against any third Person, including indirect, special or consequential damages, based on any acts or omissions of such third Person as such acts or omissions may affect the construction, operation or use of the User Dark Fibers or the Zayo System, except as may be limited by Underlying Rights Requirements; provided, however, that each Party hereto shall assign such rights or claims, execute such documents and do whatever else may be reasonably necessary to enable the other Party to pursue any such action against such third Person.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

13.6    Notwithstanding the foregoing provisions of this Section 13, to the extent Zayo is required under the terms and provisions of any Underlying Rights to indemnify the grantor or provider thereof from and against any and all claims, demands, suits, judgments, liabilities, losses or expenses arising out of or related to such Underlying Rights, regardless of the cause and regardless of whether such claims, demands, suits, judgments, liabilities, losses or expenses arise from the sole or partial negligence, actions or inaction of such grantor or provider and its employees, servants, agents, contractors, subcontractors or other Persons using the property covered by such Underlying Rights, User hereby releases such grantor or provider from the same, regardless of whether such claims, suits, judgments, liabilities, losses or expenses arise from the sole or partial negligence, willful misconduct or other action or inaction, of such grantor or provider or its employees, servants, agents, contractors, subcontractors or other Persons using the property covered by such Underlying Right.
13.7    Notwithstanding the foregoing provisions of this Section 13, to the extent User is required under the terms and provisions of any Underlying Rights Requirements to indemnify the grantor or provider thereof from and against any and all claims, demands, suits, judgments, liabilities, losses or expenses arising out of or related to such Underlying Rights Requirements, regardless of the cause and regardless of whether such claims, demands, suits, judgments, liabilities, losses or expenses arise from the sole or partial negligence, actions or inaction of such grantor or provider and its employees, servants, agents, contractors, subcontractors or other Persons using the property covered by such Underlying Rights Requirements, Zayo hereby releases such grantor or provider from the same, regardless of whether such claims, suits, judgments, liabilities, losses or expenses arise from the sole or partial negligence, willful misconduct or other action or inaction, of such grantor or provider or its employees, servants, agents, contractors, subcontractors or other Persons using the property covered by such Underlying Rights Requirements.
22.     Section 14 of the Agreement. Section 14 of the Agreement is hereby deleted in its entirety and replaced with the following Section 14:
“14.    Limitation of Liability

14.1    NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, EXCEPT FOR THE PARTIES INDEMNIFICATION OLIGATIONS FOR THIRD PARTY CLAIMS IN SECTION 13 AND THE CONFIDENTIALITY OBLIGATIONS IN SECTION 18, NEITHER PARTY OR ITS AFFILIATES SHALL BE LIABLE OR RESPONSIBLE TO THE OTHER PARTY OR ITS AFFILIATES OR END USER CUSTOMERS FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES, WHETHER FORESEEABLE OR NOT AND REGARDLESS OF WHETHER SUCH LIMITATION LEADS TO THE FRUSTRATION OF EITHER PARTY’S PURPOSE, INCLUDING WITHOUT LIMITATION, ECONOMIC LOSS OR LOST BUSINESS OR PROFITS, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR TORT (INCLUDING STRICT LIABILITY), ALL CLAIMS FOR WHICH ARE HEREBY SPECIFICALLY WAIVED.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

14.2    The Parties expressly agree that no claim for losses or damages whatsoever in connection with this Agreement shall be made more than two (2) years after the date that the event giving rise to such claim is known or reasonably should have been known to the Party making such claim, and no claim for indemnity under the provisions of Section 13 shall be made more than two (2) years after the first notice of any claim received by the Party claiming under such indemnity provision.

14.3    Zayo shall not be liable to User or User’s customers (“End User Customers”) for any claims or damages resulting from or caused by (a) unauthorized access to transmission facilities or premise equipment, or for unauthorized access to or alteration, theft, or destruction of data files, programs, procedure, or information through accident, wrongful means or devices, or any other method; (b) User’s fault, negligence or failure to perform User’s responsibilities; (c) claims against User by any other party (except for third-party claims indemnified under Section 13); (d) any act or omission of any other party, including End User Customers; or (e) equipment or services furnished by a third party, including End User Customers. Zayo is not responsible for the content of any information transmitted or received through the Services. User shall be solely responsible for all of the security and confidentiality of information it transmits using a Service. User shall be solely responsible for all User support, pricing and service plans, billing and collections with respect to its End Users Customers, including obtaining all necessary legal or regulatory approvals to provide or terminate the provision of the services to its End User Customers. Zayo exercises no control over, and accepts no responsibility for, the content of the information passing through its network, or User Equipment, and use of any such Service is at User's own risk.

14.4 Excluding the Parties respective obligations contained in Sections 13 herein, User’s obligations specified in Section 3g. of the 5th Amendment, User’s obligations to pay fees payable to Zayo hereunder and any termination liability provided herein or in a Service Order, and Zayo’s obligations to pay User credits, costs and/or liquidated damages provided herein or in a Service Order, each Party’s total liability for any and all causes and claims whether based in contract, warranty, negligence or otherwise shall be limited to an amount equivalent to the total Lease Fees applicable to the affected User Dark Fibers over the preceding twelve (12) month period and provided further, that this limitation shall not restrict either Party's right to proceed for injunctive relief.”
23.     Section 15 of the Agreement.    Section 15 of the Agreement is amended by the deletion of “and its contractors and subcontractors” in the first sentence of Section 15.1 and by the deletion of “or material change” in the last sentence of Section 15.2.
24.     Section 17 of the Agreement. Section 17 of the Agreement is amended by replacing the notice contacts with the following:

USER:	tw telecom holdings inc.
10475 Park Meadows Drive
Littleton, CO 80124
ATTN: Procurement Contracts Administrator

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

With a copy to:	General Counsel
tw telecom holdings inc.
10475 Park Meadows Drive
Littleton, CO 80124

Zayo:	General Counsel
Zayo Group, LLC
1805 29th Street, Suite 2050
Boulder, CO 80301

25.    Section 18.4 of the Agreement. The following is hereby added at the end of the last sentence of Section 18.4 of the Agreement:
“provided, however, that nothing in this section will prohibit either party from describing the transaction in a report filed under the federal securities laws to the extent required in the reasonable opinion of its counsel. Upon request of the other party, a party including such information in a report will advise the other party of the information to be included in such report”.
26.    Section 19.1(c) of the Agreement. Section 19.1(c) of the Agreement is hereby deleted in its entirety.
27.    Section 22 of the Agreement. Section 22 of the Agreement is hereby deleted in its entirety and replaced with the following Section 22:
“22.    Dispute Resolution

22.1    Except as otherwise provided in this Agreement, any dispute, controversy or claim between the Parties relating to, arising out of, or in connection with this Agreement (or any subsequent agreements or amendments thereto), including as to its existence, enforceability, validity, interpretation, performance or breach or as to indemnification or damages, including claims in tort, whether arising before or after the termination of this Agreement (any such dispute, controversy or claim being herein referred to as a “Dispute”) shall be settled by use of the following procedure:

(a)    At the written request of a Party, each Party shall appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any Dispute. The discussions shall be left to the discretion of the representatives. Upon failure to reach agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the Parties’ representatives for purposes of these negotiations shall be treated as Confidential Information developed for the purposes of settlement, exempt from discovery and production, and without the concurrence of both Parties shall not be admissible in any lawsuit. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in the arbitration.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

(b)    If negotiations between the representatives of the Parties do not resolve the Dispute within a reasonable period of time or the Dispute is not reasonably capable of being resolved through such negotiations, the Parties may litigate any such Dispute.

22.2    If either Party commences litigation under this Agreement, the prevailing Party is entitled to reimbursement of its reasonable costs and attorneys’ fees from the other Party.”

28.    Section 23 of the Agreement. Section 23 of the Agreement is hereby deleted in its entirety and replaced with the following Section 23:
“23.    Assignment and Transfer Restrictions

23.1    Except as provided below in this Section 23.1 and as provided in Section 23.2, neither Party may transfer or assign all or any part of this Agreement or of its interest under this Agreement, or delegate any duties, burdens, or obligations arising hereunder, without the other Party's prior express written consent. In no event whatsoever shall User transfer, sell, assign, condo, swap, exchange, lease, sublease, license, sublicense or grant indefeasible or other rights of use in or to any one or more of the User Dark Fibers or User’s interest therein, or enter into any other arrangement with any Person for such Person’s use of any one or more of the User Dark Fibers. A transfer, assignment or other action in violation of this Article 21 shall constitute a material breach of this Agreement and shall be null and void. If any such consent is given, the assigning Party nevertheless shall remain fully and primarily liable for all obligations under this Agreement. Nothing in this section shall be construed to restrict the sale of Telecommunications Services, Internet, VoIP or similar services by User.

23.2    Notwithstanding the provisions of Section 23.1 above, User may transfer and assign this Agreement in whole, but not in part, to a Permitted Assignee. As used herein, the term "Permitted Assignee" shall mean (a) any Affiliate of User, (b) any Person that purchases all or substantially all of the assets of User, or any other Person formed by or surviving the merger or consolidation of User and any other Person or (c) any Person that purchases all or substantially all of the assets of User that are used in the provision of long-haul telecommunications services, including User’s rights hereunder to the User Dark Fibers and all of the User Equipment. Any Permitted Assignee shall expressly assume in writing all obligations and liabilities with respect to the Agreement which arise after the effective date of assignment or transfer, prior to or upon the effectiveness of such assignment, and User shall thereupon be released from any liabilities and obligations under this Agreement that arise after the date of assignment or transfer, provided that such Permitted Assignee has a commercially reasonable credit standing sufficient to assume such liabilities. Any and all increased payments to grantors or providers of any Zayo Underlying Right and any other additional fees, charges, costs or expenses which result under the Zayo Underlying Rights or otherwise as a result of any Permitted Assignment or transfer of this Agreement by User shall be paid by User.

23.3    Notwithstanding the provisions of Section 23.1 above, Zayo may transfer and assign this Agreement in whole, but not in part, to a Permitted Assignee. As used herein, the term "Zayo

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

Permitted Assignee" shall mean (a) any Affiliate of Zayo, (b) any Person that purchases all or substantially all of the assets of Zayo, or any other Person formed by or surviving the merger or consolidation of Zayo and any other Person. Any Zayo Permitted Assignee shall expressly assume in writing all obligations and liabilities with respect to the Agreement which arise after the effective date of assignment or transfer, prior to or upon the effectiveness of such assignment, and Zayo shall thereupon be released from any liabilities and obligations under this Agreement that arise after the date of assignment or transfer, provided that such Permitted Assignee has a commercially reasonable credit standing sufficient to assume such liabilities. Nothing shall be deemed or construed to prohibit Zayo from selling, transferring, leasing, licensing, granting indefeasible rights of use in or entering into similar agreements or arrangements with other Persons respecting any Innerducts or other conduit tubing, Cable, fibers (other than the User Dark Fibers or Maintenance Fibers), or Associated Property constituting a part of the Zayo System, provided that User’s rights under this Agreement shall not be limited, restricted, abridged, terminated or otherwise adversely affected by any such assignment. Zayo may encumber the Zayo System provided any such encumbrance created after the date of this Agreement shall be subject to the rights of User hereunder. Zayo may pledge or assign its rights under this Agreement to its Lender(s) for the purpose of securing financing for its construction, maintenance, or extension of the Zayo System.”

29.    Section 25.3 of the Agreement. Section 25.3 of the Agreement is hereby amended by replacing “Georgia” with “Colorado”.
30.     Section 25.5 of the Agreement. The following is hereby added to Section 25.5 of the Agreement:
“To the extent that any of the provisions of any Service Order is inconsistent with the express terms of this Agreement, the terms of the Service Order shall prevail.”
31.    Section 25.1 of the Agreement. The following Section 25.1 is hereby added to the Agreement.
“25.1    User’s Operating Companies. The Parties agree that Service Orders may be issued under the Agreement for and on behalf of User’s individual operating companies. In such event the applicable operating company agrees to be bound by the terms and conditions of the Agreement and User shall remain liable for all obligations and liabilities with respect to the Agreement”
32.    Defined Terms in this Amendment. Except as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Agreement, and all references to “AGLN” in the Agreement shall refer to “Zayo”. Additionally, except as modified herein, all provisions applicable to the User Dark Fibers under the Agreement shall apply to the User Dark Fibers leased in this 5th Amendment.
33.    Rules of Construction. The captions or headings in this 5th Amendment are strictly for convenience and shall not be considered in interpreting this 5th Amendment or as amplifying or limiting any of its content.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

34.    Representations and Warranties. By execution of this 5th Amendment, each Party represents and warrants to the other:
(a)    That the representing Party has full right and authority to enter into and perform this 5th Amendment in accordance with the terms hereof and thereof, and that by entering into or performing under this 5th Amendment, the representing Party is not in violation of its charter or bylaws, or any law, regulation or agreement by which it is bound or to which it is subject;
(b)    That the execution, delivery and performance of this 5th Amendment by such Party has been duly authorized by all requisite corporate action, that the signatories for such Party hereto are authorized to sign this 5th Amendment, and that the joinder or consent of any other Party, including a court or trustee or referee, is not necessary to make valid and effective the execution, delivery and performance of this 5th Amendment by such Party.
(c)    That this 5th Amendment has been fully negotiated between and jointly drafted by the Parties.
35.    Severability. If any section, subsection, sentence, clause, phrase, or other portion of this 5th Amendment is, for any reason, declared invalid, in whole or in part, by any court, agency, commission, legislative body, or other authority of competent jurisdiction, such portion shall be deemed a separate, distinct, and independent portion. Such declaration shall not affect the validity of the remaining portions hereof, which other portions shall continue in full force and effect.
36.    Ratification. This 5th Amendment shall be governed by the Agreement and shall form a single integrated agreement between Zayo and User. Except as specifically set forth in this 5th Amendment, the Agreement is hereby ratified and affirmed in all respects and all other terms, covenants and conditions of the Agreement shall remain unchanged and shall continue in full force and effect. In case of an inconsistency or conflict between this 5th Amendment and the Agreement, this 5th Amendment shall govern. Unless otherwise stated herein, all other Agreement rights shall remain in full force and effect.
37.    Incorporation of Recitals. The above recitals are true and correct, are incorporated herein by this reference and made a part of this 5th Amendment.
38.    Execution. This 5th Amendment may be executed by facsimile and in multiple counterparts, each of which when executed and delivered will be deemed to be an original and all of which shall be construed together as one and the same agreement. Facsimile signatures shall be treated as originals.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

IN WITNESS WHEREOF and in confirmation of their consent to the terms and conditions contained in this 5th Amendment and intending to be legally bound hereby, Zayo and User have executed this 5th Amendment effective as of the date last written below (“Amendment Effective Date”).

AGREED AND ACCEPTED:

Zayo Group, LLC
f/k/a AGL Networks, LLC

By: /s/ Gregg Strumberger
Name: Gregg Strumberger
Title: General Counsel, ZFTI
Date: November 1, 2013

tw telecom holdings inc.

By: /s/ Larissa Herda
Name: Larissa Herda
Title: Chief Executive Officer & President.
Date: November 1, 2013